Other investments	12 Months Ended
Dec. 31, 2017
Other investments
Other investments

Note 13—Other investments

Accounting policies

        Other investments are measured on initial recognition at cost, corresponding to fair value, and subsequently at fair value. Changes in fair value are recognized in the income statement under financial items.

        The Group's other investments consist of a USD 1.5 million investment in Beta Bionics, Inc., the developer of iLetTM, a fully integrated dual-hormone pump (bionic pancreas) for autonomous diabetes care. This investment represents 0.9% ownership of Beta Bionics, Inc., and is recorded at a fair value of DKK 9.3 million as of December 31, 2017. See note 22 for information regarding future obligations relating to this investment.